EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Ameneded Annual Report of Infinite Group, Inc. (the "Company") on Form 10-K/A for the fiscal year ending December 31, 2019 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the "Report"), I, Richard Glickman, VP Finance and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Dated: March 31, 2020

__/s/ Richard Glickman____________
Richard Glickman
VP Finance and Chief Accounting Officer
(Principal Financial and Accounting Officer)